MAY 2, 2024 2024 Q1 2024 EARNINGS PRESENTATION Exhibit 99.2

becn.com2 Disclosure Notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended December 31, 2023 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on May 2, 2024.

becn.com3 PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com CEO Perspective *Year over year growth percentages adjusted for differences in selling days **Non-GAAP measure; see Appendix for definition and reconciliation Notes: Percentages within the Net Income ($M) and Adjusted EBITDA** ($M) bar charts represent each metric as a % of net sales. All quarterly information and comparisons reflect Continuing Operations LOB – Line of business 2.5%1.4% Record Q1 sales driven by Ambition 2025 execution • Growth across all three LOBs • Acquired and newly opened branches contributed to the top-line Adj. EBITDA** of $103 million • Gross margin exceeded guidance on our Q4 call • Higher OpEx YoY driven by acquired branches & increased headcount Executed on greenfield & acquisition pipeline YTD • Added customer reach & enhanced service in our Waterproofing Division with acquisition of Smalley & Co and Metro Sealant • Acquired Roofers Supply of Greenville and General Siding Supply • Opened 5 greenfield locations in key markets Positioned for accelerated growth • Focused execution on growth initiatives • Margin initiatives including digital, private label, commercial acceleration and pricing model 4 8.3%5.6%1.8% +1.1%+28.0%+11.8%+2.0% 20 26.0 +6.2% 6.1% 6.9% 8.4 12.3 13.0 7.4% 8.3% 13.0% 11.6%13.0% 11.6% +6.9% +28.8% +7.0% +6.9% +28.8% +7.0% +11.3% +14.1 16.8 6.4% 6.2% 7.2 7.0% 9.1% 9.4% 9.1% 9.4% 3.7% 4.1 4.7% 4.8 $1,318 $1,687 $1,732 $1,912 Q1'21 Q1'22 Q1'23 Q1'24 Net Sales* ($M) / YoY (%) +28.0 +1.1% +10.4 $25 $44 $6 $27 GAAP Adj. NI Net Income ($M) Q1'23 Q1'24 1.4% 0.3% .5% 1.4% $113 $103 Q1'23 Q1'24 Adjusted EBITDA** ($M) 6.5 5.4%

Executing on Ambition 2025 Initiatives

BUILDING A WINNING CULTURE

- Improved safety culture onboarding for new employees with focus on reducing sprains & strains
- Piloting AI-enabled dash cameras to influence safe driving behavior
- Held inaugural Beacon Women's Summit bringing together female leaders

DRIVING ABOVE MARKET GROWTH

- Acquired 23 branches and opened 5 greenfield locations YTD enhancing customer reach & service
- Digital sales growth +28% Q1 YoY, achieving all-time quarterly high of ~23% of residential sales
- Commercial Acceleration initiative producing above market growth in pilot markets
- Expansion of private label product offering

DRIVING OPERATIONAL EXCELLENCE

- Roll-out of pricing model on track, early results in line with expected margin benefit
- Driving fleet optimization and idle reduction with visibility provided by new telematics
- Continued focus on bottom-quintile branch and productivity initiatives

CREATING SHAREHOLDER VALUE

- Acquisition portfolio performing above pro forma expectation
- Refinanced $975M term loan reducing spread, received rating agency upgrade
- Returned more than $1.3 billion to shareholders since launch of Ambition 2025 plan

Ambition 2025 amplifies the resiliency of Beacon's business model

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BEACON

becn.com6 VICE PRESIDENT & INTERIM CHIEF FINANCIAL OFFICER CARMELO CARRUBBA

Q1 2024 Sales and Mix


Net Sales ($M) / YoY (%)
$1,732
$1,912
+10.4%
Q1'23
Q1'24


Net Sales Mix
24%
48%
28%
Residential
Non-residential
Complementary


Net Sales by Line of Business (LOB) ($M)
$850
$927
+9.1%
$450
$529
+17.6%
$433
$456
+5.4%
Residential
Non-residential
Complementary
Q1'23
Q1'24

Net sales up 10.4%, strong volumes YoY

- Organic growth including greenfield locations drove top-line growth
- Acquisitions added over 3% to the top-line
- Average selling prices stable year over year

Residential sales up 9.1% YoY

- Higher volumes driven by non-discretionary R&R activity
- Selling prices higher ~LSD% YoY
- Sales to single-family homebuilders improving

Non-residential sales up 17.6% YoY

- Commercial repair & reroofing demand accelerating
- Volumes significantly higher driven by R&R activity & destocking in PYQ
- Prices stable sequentially, down ~MSD% YoY

Complementary sales up 5.4% YoY

- Volume growth in waterproofing, partially offset by lower siding sales
- Prices stable YoY

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BEACON

becn.com8 100 145 137 139 121 148 146 152 144 171 173 156 135 186 186 168 142 Sales Per Hour Worked*** (Indexed to Q1’20) *Non-GAAP measure; see Appendix for definition and reconciliation **Quarter ending headcount does not include acquisitions completed in the last four quarters ***Hours worked reflect all company-wide hourly employees, but excludes salaried/commission-based personnel Notes: All quarterly information and comparisons reflect Continuing Operations. Percentages within the bar charts represent each metric as a % of net sales. Q1 2024 Margin and Expense Gross margin down 80 bps YoY, slightly better than expected • Price-cost contributed ~half of YoY decline • Acquired & newly opened branches dilutive YoY • Higher non-resi mix added to YoY decline Adj. OpEx* increased $47M driven by investments in growth • Greenfield & acquired branches added ~$22M YoY • Investments in strategic initiatives • Wages and benefits higher YoY 6,544 6,894 7,303 7,289 7,245 7,149 7,469 7,624 7,813 7,887 Headcount** 25.3% 26.1% 25.5% 24.7% Q1'21 Q1'22 Q1'23 Q1'24 Gross Margin $381 $357 $428 $404 GAAP Adj. OpEx* Operating Expense ($M) Q1'23 Q1'24 20.6% 21.1%22.4%22.0%

becn.com9 Strong Balance Sheet, Continued Capacity to Invest Q1 cash flow reflects typical demand ramp • Invested in inventory to ensure product availability • Positioned for strong full-year cash flow conversion Balance sheet flexibility and ample liquidity • Net debt leverage* 2.7x as of 3/31 • Liquidity of $1.3B as of 3/31 Investing in growth and efficiency • Active acquisition pipeline • Modernizing fleet & facilities Committed to returns to shareholders • No share repurchases during the first quarter • $389M remaining authorization *Non-GAAP measure; see Appendix for definition and reconciliation **Maturities shown as of Q1’24; excl impact of debt issuance cost amortization & required $12.75M annual paydown of 2028 Term Loan ($84) ($162) $101 ($141) Q1'21 Q1'22 Q1'23 Q1'24 Operating Cash Flow ($M) $1,087 $1,462 $1,293 $1,538 Q1'21 Q1'22 Q1'23 Q1'24 Net Inventory ($M) 2.9 2.3 2.1 2.7 Q1'21 Q1'22 Q1'23 Q1'24 Net Debt Leverage* 2024 2025 2026 2027 2028 2029 2030 Debt Maturity ($M)** ABL Term Loan Secured Notes Unsecured Notes $415 $350 $1,275 $0 $300 $223 $0 $0 $0 $600

PRESIDENT & CHIEF EXECUTIVE OFFICER JULIAN FRANCIS

becn.com11 2024 market expectations • Lower expected storm volume YoY partially offset by residential non-discretionary repair & re-roofing demand • Higher interest rates continue to impact both new and existing home sales • Commercial sentiment improving despite ABI reading remaining below 50 Q2’24 net sales per day expected to be up HSD% incl. contributions from previously announced acquisitions • April 2024 sales per day up ~7% YoY*, disciplined execution of April residential price increase • Gross margins expected to be ~26% compared to 25.4% in the prior year quarter, April shingle price realization regionally • OpEx higher YoY on investments, OpEx % of sales modestly higher YoY Full Year 2024 indications • Expect net sales growth of MSD% YoY, including contributions from previously announced acquisitions • Gross margin expected to be in the mid-25% range, margin enhancing initiatives offset by higher non-res mix • Adjusted EBITDA** of $930 – $990M, higher OpEx on new greenfield and acquired locations Focused on accomplishing Ambition 2025 goals • Continued acceleration in greenfield investment to yield more than 25 new locations in 2024 • Expect to remain acquisitive consistent with the robust M&A pipeline and ample capacity • Committed to returns for our shareholders and prudent balance sheet management Closing Thoughts *Percentages adjusted for two more selling day in April ‘24 as compared to April ’23 **Non-GAAP measure; see Appendix for definition and reconciliation Note: 2024 has 2 more selling days as compared to 2023 Ambition 2025 has demonstrated multiple paths to growth and profitability

becn.com13 Reconciliations: Non-GAAP Financial Measures RESULTS BY QUARTER (CONTINUING OPERATIONS) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock- based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. Beginning January 1, 2023, the Company determined that COVID-19 impacts should no longer be considered an adjusting item and the change was applied prospectively. For additional information see our latest Form 8-K, filed with the SEC on May 2, 2024.

becn.com14 NET DEBT LEVERAGE We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. Reconciliations: Non-GAAP Financial Measures

becn.com15 *Composed of Acquisition and Restructuring costs 2024 GUIDANCE: ADJUSTED EBITDA Reconciliations: Non-GAAP Financial Measures